LEASES - Lease Cost (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2023 USD ($)
Summary of supplemental information, lease cost recognized and recorded in sales and marketing and general and administrative expenses in the consolidated statements of operations and supplemental cash information related to operating leases
Operating lease ROU assets	¥ 23,382	¥ 33,909	$ 3,293
Operating lease liabilities	¥ 23,648	¥ 35,229	$ 3,331
Operating leases - Weighted average remaining lease term	1 year 5 months 15 days	2 years 1 month 9 days	1 year 5 months 15 days
Operating leases - Weighted average discount rate	3.30%	3.30%	3.30%
Operating lease cost	¥ 19,209	¥ 27,715
Short-term lease cost	168	192
Total	19,377	27,907
Operating cash flows for operating leases	20,263	17,743
Operating leases	¥ 7,958	¥ 12,289